DELAWARE GROUP® GOVERNMENT FUND

Delaware Strategic Income Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated November 29, 2019

Effective September 30, 2020, the following replaces the information in the section entitled “Portfolio Managers — Other Accounts Managed”:
Other Accounts Managed
The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of July 31, 2019 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of July 31, 2019.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
J. David Hillmeyer
Registered Investment Companies	10	$17.7 billion	0	$0
Other Pooled Investment Vehicles	4	$978.5 million	0	$0
Other Accounts	11	$4.3 billion	1	$1.0 billion
Alex Kozhemiakin*
Registered Investment Companies	1	$72.3 million	0	$0
Other Pooled Investment Vehicles	2	$104.0 million	0	$0
Other Accounts	0	$0	0	$0
Daniela Mardarovici
Registered Investment Companies	6	$15.1 billion	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Mansur Z. Rasul
Registered Investment Companies	1	$51.9 million	0	$0
Other Pooled Investment Vehicles	1	$20.6 million	0	$0
Other Accounts	1	$54.8 million	1	$54.8 million
Sean M. Simmons
Registered Investment Companies	1	$51.9 million	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	Alex Kozhemiakin became a portfolio manager of the Delaware Emerging Markets Debt Corporate Fund in September 2019. Information for Mr. Kozhemiakin above is as of September 30, 2019.

Please keep this Supplement for future reference.

This Supplement is dated August 26, 2020.